Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 07/15/2004


Blended Coupon 6.3861%


Excess Protection Level
3 Month Average   5.21%
January, 2000   5.32%
December, 1999   4.58%
November, 1999   5.73%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.69%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,800,914,393.58